UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2018

GENEREX BIOTECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29169	98-0178636
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

10102 USA Today Way, Miramar, Florida	33025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 28, 2018, Generex Biotechnology Corporation (the “Company”) and Regentys Corporation. (“Regentys”) entered into a binding letter of intent (“LOI”) contemplating the Company’s acquisition of 51% of the outstanding capital stock of Regentys for a total consideration of fifteen million dollars ($15,000,000) in accordance with the terms and conditions of the LOI (the "Proposed Acquisition"). The following is a summary of the material terms and conditions of the LOI.

Consideration for Proposed Acquisition

The Company will purchase newly issued shares of the Regentys common stock representing 51% percent of the issued and outstanding capital stock of Regentys (“Regentys Shares”).

In addition to $400,000 paid to Regentys upon signing of the LOI, the purchase price for the Regentys Shares will consist of the following cash payments, with the proceeds intended to be used for specific purposes, as noted:

  $3,450,000 to initiate pre-clinical activities on or before January 15, 2018.
  $2,000,000 to initiate patient recruitment activities on or before May 1, 2019.
  $3,000,000 to initiate a first-in-human pilot study on or before September 1, 2019.
  $5,000,000 to initiate a human pivotal study on or before February 1, 2020.
  $1,150,000 to submit a 510(k) de novo submission to the FDA on or about February 1, 2021.

In the event that Generex does not make any of the first three payments listed above, at Regentys’ option either:

•	Generex will forfeit all of the Regentys shares issued with no refund of amounts paid; or
•	Generex will issue shares of its common stock to Regentys equivalent to 110% of the value of the missing payment, which shares will be registered for resale.

In the event Generex does not make either or both of the fourth and fifth payments, its share ownership of Regentys will be proportionately reduced.

Financial Statement Condition

  Regentys is required to deliver, within sixty (60) calendar days of the Closing Date, its audited financial statements required by SEC regulations. In the event that the financial statements are not timely delivered, Generex will have the option to rescind the transaction, in which event all payments made prior to such rescission will be repaid by Regentys to Generex.

Conditions to Closing

  The Company and Regentys will agree to a formal written agreement for the transaction containing customary industry standard terms and conditions.
  Regentys and the Company are each satisfied with their due diligence investigation of the other.
  The Regentys’ stockholders shall approve amendments to its Articles of Incorporation and Shareholders Agreement necessary to reflect the terms of the transaction.

Post-Closing Management

The LOI contemplates a Regentys Board of seven individuals composed of (i) the Regentys’ CEO (ii) one other officer of the Regentys (iii) the CEO of Generex, (iv) one appointee of the holders of Regentys' Series A Preferred Stock and three independent directors. The Regentys management team will be adjusted only with the approval of a majority of the directors and founders of Regentys. Certain other actions of Regentys will also require approval of the founders.

Restrictions on Transfer

The LOI contemplates that Generex’s ability to transfer its interest in Regentys will be restricted by a Shareholders Agreement among the founders, the holder of the Regentys Series A Preferred and Generex.

The foregoing description of the LOI is not complete and is qualified in its entirety by reference to the LOI, which is filed as Exhibit 10.1 to this report and incorporated herein by reference. The LOI, and the foregoing description of the LOI, have been included to provide investors and our stockholders with information regarding the terms of the LOI.

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Item 7.01 Regulation FD Disclosure.

On November 29, 2018 the Company issued a press release regarding the Regentys LOI. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The foregoing information in Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to Item 7.01 of this Current Report on Form 8-K.

By filing this Current Report on Form 8-K and furnishing this information, Generex makes no admission as to the materiality of Item 7.01 in this report. Generex undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Forward-Looking Statements

Statements in this report may contain certain forward-looking statements. All statements included concerning activities, events or developments that the Generex expects, believes or anticipates will or may occur in the future are forward-looking statements. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements. Known risks and uncertainties also include those identified from time to time in the reports filed by Generex with the Securities and Exchange Commission, which should be considered together with any forward-looking statement. No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements. Generex undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Generex cannot be sure when or if it will be permitted by regulatory agencies to undertake additional clinical trials or to commence any particular phase of clinical trials. Because of this, statements regarding the expected timing of clinical trials or ultimate regulatory approval cannot be regarded as actual predictions of when Generex will obtain regulatory approval for any “phase” of clinical trials or when it will obtain ultimate regulatory approval by a particular regulatory agency. Generex claims the protection of the safe harbor for forward-looking statements that is contained in the Private Securities Litigation Reform Act. Additional information on these and other risks, uncertainties and factors is included in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The list of exhibits called included in this Current Report is incorporated by reference to the Exhibit Index filed with this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION.

Date: November 30, 2018	/s/ Joseph Moscato
Joseph Moscato
President and CEO

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Exhibit Index

Exhibit No.	Description
10.1	Letter of Intent by and between Regentys Corporation and Generex Biotechnology Corporation effective November 28, 2018.
99.1	Press Release dated November 29, 2018

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